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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) April 23, 2004
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                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


                0-22903                            38-2312018
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        (Commission File Number)       (IRS Employer Identification No.)


             525 E. Big Beaver Road, Suite 300, Troy, Michigan 48083
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               (Address of Principal Executive Offices) (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE.

This 8K is being furnished to clarify the answer to a question on today's earnings call. The question was what was the effect of a 1% rupee appreciation this quarter? The answer is a 1% move in the rupee impacted our Gross Margins by
10.7 basis points, our Operating Income by 13.6 basis points and our Net Income by 12.6 basis points, each as a percentage of revenue.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       Syntel, Inc.
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                                                      (Registrant)




Date         April 23, 2004                By                /s/ Keshav Murugesh
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                                        Keshav Murugesh, Chief Financial Officer